Exhibit 10.8

                        SETTLEMENT AGREEMENT AND RELEASE


         This is a Settlement Agreement and Release (the "Settlement Agreement") entered into and made effective as of March 31, 2002 ("Effective Date") between and amongst the following parties:

                  A.       Balanced Care Corporation ("BCC"),

                  B.       Ocwen Financial Corporation ("Ocwen"),

                  C. Medina ALF, Inc. ("Medina ALF"), Centerville ALF, Inc. ("Centerville ALF"), and Shippensburg ALF, Inc. ("Shippensburg ALF") (collectively, the "Landlords, and individually, "Landlord"), and

                  D. Senior Care Operators of Ohio, LLC ("SC-Ohio"), Senior Care Operators of Centerville, LLC ("SC-Centerville"), and Senior Care Operators of Shippensburg, LLC ("SC-Shippensburg") (collectively, the "Tenants").

         WHEREAS, Medina ALF owns an assisted living facility in Medina, Ohio, and SC-Ohio entered into a lease with Medina ALF, Inc.;

         WHEREAS, Centerville ALF owns an assisted living facility in Centerville, Ohio, and SC-Centerville entered into a lease with Centerville ALF, Inc.;

         WHEREAS, Shippensburg ALF owns an assisted living facility in Shippensburg, Pennsylvania, and SC-Shippensburg entered into a lease with Shippensburg ALF, Inc.;

         WHEREAS, Ocwen is an affiliate of each Landlord;

         WHEREAS, BCC entered into a Working Capital Assurance Agreement and a Shortfall Funding Agreement with each Landlord, in which BCC agreed to ensure the timely payment of all lease obligations;

         WHEREAS, the Tenants have failed to pay rent since December of 2000;

         WHEREAS, BCC failed to advance funds to the Tenants to cover any outstanding obligations, including without limitation the payment of rent;

         WHEREAS, the Landlords filed a complaint against BCC in Centerville ALF, Inc., et al. v. Balanced Care Corporation, Case No. C3 01-233 in the United States District Court for the Southern District of Ohio, Western Division (hereinafter the "Litigation");

         WHEREAS, the parties have negotiated extensively and agreed to resolve and settle all outstanding differences amongst them;

         NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, and with the intent to be legally bound, the parties covenant and agree as follows:

         1. Upon execution of this Settlement Agreement by all parties, Balanced Care shall execute the Balanced Care Corporation Promissory Note, which contains confession of judgment provisions (the "Note"), payable to the Landlords in the total principal amount of Nine Hundred Thirty Six Thousand, Four Hundred Forty Five Dollars and no cents ($936,445.00). Of this amount, $331,190.45 shall be payable to Medina ALF, $408,299.48 shall be payable to Centerville ALF, and $196,955.07 shall be payable to Shippensburg ALF. The Note shall bear interest during the period from the date hereof on the unpaid principal balance, until paid in full, at a rate of two and 66/100 percent (2.66%) per annum. Interest will be calculated on a 360-day year consisting of twelve consecutive thirty-day months. The form of the Note is attached to this Settlement Agreement as Exhibit A.

         2. Balanced Care hereby acknowledges and agrees that the Note shall contain warrant of attorney and confession of judgment (i.e. cognovit) provisions. Balanced Care hereby waives any and all defenses and/or rights under any applicable law to invalidate such cognovit provisions.

         3. No sooner than ninety-one (91) days after the execution of the Note by Balanced Care, nor later than 120 days after the execution of the Note by Balanced Care, provided that the events contemplated by Section 9 hereof shall not have occurred during such 91 days, the Landlords shall cause their counsel to file in the Litigation a Notice of Dismissal With Prejudice substantially identical to the form attached to this Settlement


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
Agreement as Exhibit B ("Notice"). The Notice shall dismiss all claims against Balanced Care with prejudice and shall state that Balanced Care shall be liable for all costs.

         4. Subject to Paragraphs 6 and 9 hereof, BCC, SC-Ohio, SC-Centerville, and SC-Shippensburg, on behalf of, and together with their shareholders, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, hereby RELEASE, ACQUIT, AND FOREVER DISCHARGE Ocwen, Medina ALF, Centerville ALF, and Shippensburg ALF, together with their shareholders, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, from any and all liabilities, manners of action, causes of action, claims and/or demands, both known and unknown, in law or in equity, including, but not limited to, any and all claims for breach of contract, fraud, emotional distress, negligence, economic loss, damage to reputation, intentionally tortious conduct, and/or other misconduct concerning the subject matter of the Litigation.

         5. Subject to Paragraphs 6 and 9 hereof, Ocwen, Medina ALF, Centerville ALF, and Shippensburg ALF, together with their shareholders, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, hereby RELEASE, ACQUIT, AND FOREVER DISCHARGE BCC, SC-Ohio, SC-Centerville, and SC-Shippensburg, on behalf of, and together with their shareholders, owners, principals, directors, officers, managers, attorneys, employees, parents, partners, fiduciaries, assigns, successors, affiliates, insurers, and agents, from any and all liabilities, manners of action, causes of action, claims and/or demands, both known and unknown, in law or in equity, including, but not limited to, any and all claims for breach of contract, fraud, emotional distress, negligence, economic loss, damage to reputation, intentionally tortious conduct, and/or other misconduct concerning the subject matter of the Litigation.

         6. If the release by BCC and its affiliated and related companies in Paragraph 4 of this Settlement Agreement is ever voided, then the release by Landlords and its affiliated and related companies provided in Paragraph 5 of this Settlement Agreement shall be void in the event that BCC and/or its affiliated and related companies prosecute or assert a claim against Landlords and/or their affiliates and/or related companies or otherwise seeks a recovery against Landlords and/or their affiliates and/or related companies. If the release by the Landlords and their affiliated and related companies in Paragraph 5 of this Settlement Agreement is ever voided, then the release by BCC and its affiliated and related companies provided in Paragraph 4 of this Settlement Agreement shall be void in the event that the Landlords and/or their affiliated and related companies prosecute or assert a claim against BCC and/or their affiliated and related companies or otherwise seeks a recovery against BCC and/or their affiliated and/or related companies.

         7. This Settlement Agreement is entered into in conjunction with a compromise and settlement of all controversies arising in or resulting from the Litigation. The promises and covenants herein are not, and cannot be construed as, an admission or acknowledgement on the part of any party of any liability, wrongdoing, merit, or lack thereof in connection with the allegations made in the Litigation.

         8. Subject to Paragraph 9 below, nothing set forth in this Settlement Agreement (specifically including, but not limited to, the release provided in Section 5 hereof) is intended or shall be construed to release, mitigate, or limit any obligation or duty of any party to the (i) Note, (ii) the Agreement of Purchase and Sale among Ocwen, BCC, the Landlords, Balanced Care Realty (OFC), Inc., a subsidiary of Balanced Care, and certain other parties, dated of even date herewith ("Purchase Agreement"), (iii) any document, instrument, certificate or agreement executed by any party in connection with the consummation of the transactions contemplated by the Purchase Agreement, or (iv) the documents, instruments, certificates, or agreements executed in connection with the Term Loan Agreement, dated of even date herewith, by and among BCC, Ocwen, Balanced Care Realty (OFC), Inc., and certain other parties, including but not limited to the Term Loan Agreement itself ("Term Loan Agreement").

         9. BCC and Tenants hereby represent that none of them are entering into this Settlement Agreement in contemplation of insolvency, a filing of bankruptcy, whether voluntary or involuntary, or with an intent to hinder, delay or defraud their respective equityholders or creditors. In the event that (a) within 91 days after the Effective Date (i) BCC or any Tenant makes an assignment for the benefit of creditors of all or substantially all of its assets, (ii) BCC or any Tenant petitions or applies to any tribunal for the appointment of a trustee or receiver for BCC or such Tenant, or of any substantial part of the assets of BCC or such Tenant, (iii) BCC or any Tenant commences any proceeding relating to BCC or Tenant


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
under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereinafter in effect, (iv) any petition or application is filed, or any proceedings are commenced against BCC or any Tenant, and BCC or such Tenant by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing a trustee or receiver, or adjudicating BCC or a Tenant bankrupt or insolvent, or approving the petition at any such proceedings and such order remains unstayed or undischarged for more than sixty (60) days, (v) any order is entered in any proceedings against BCC or any Tenant decreeing the dissolution of BCC or any Tenant and such order remains unstayed or undischarged for more than sixty (60) days, or (vi) any claim is asserted that any of the Loan Documents (as defined in the Term Loan Agreement), the Note, the Deferred Purchase Price Note (as defined in the Term Loan Agreement), this Settlement Agreement, the Purchase Agreement, and/or the Purchase Documents (as defined in the Term Loan Agreement) were made as part of or constitute a fraudulent conveyance, and (b) as a result of the foregoing, the transactions contemplated by the Purchase Agreement and the Purchase Documents, the Term Loan Agreement and other Loan Documents, and this Settlement Agreement and the Note, are set aside, rescinded, voided or unwound in whole (but not in part), then the Landlords shall return the $5,030,456.45 down payment to BCC, BCC shall ensure that the Borrower (as defined in the Term Loan Agreement) reconveys the Project Properties (as defined in the Term Loan Agreement) to the Landlords, all Notes issued under the Term Loan Agreement shall be marked cancelled and returned to the makers thereof, Ocwen shall release and terminate the Security Documents (as defined in the Term Loan Agreement), the parties shall take whatever other action is required in order to place all affected parties in substantially the same position as such parties occupied prior to the date that the Term Loan Agreement, Purchase Agreement, and this Settlement Agreement were entered into by the parties thereto, the releases provided in Paragraphs 4 and 5 hereof shall be void ab initio, and shall be of no force and effect, and Ocwen and the Landlords shall have the right to bring any action or claim of any nature or type against BCC or any Tenant in connection with the subject matter of the Litigation.

         10. In the event of any conflict between the express terms of this Settlement Agreement and the express terms of the Note, the terms of the Note shall control.

         11. The parties hereby warrant that no part of the claims they have respectively compromised herein, including without limitation any claim set forth by any pleading in the Litigation, has been assigned to any other person, firm or corporation.

         12. The parties shall maintain the terms of the settlement and the allegations respecting the Litigation in the strictest confidence, except as required by law or any applicable reporting requirements.

         13. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the partners, heirs, personal representatives, successors, assigns and transferors of each of the parties.

         14. This Agreement shall be governed by the law of the State of Ohio, and the parties hereby consent to be subject to the jurisdiction of the United States District Court for the Southern District of Ohio, Western Division, or any other court sitting in Montgomery County, Ohio, with respect to any matter arising out of this Settlement Agreement.

         15. The failure of any party at any time to require performance by any other party of any provision of this Settlement Agreement or the Note shall not affect in any way the full rights of that party to require performance at any time thereafter, nor shall the waiver by any party of a breach of any provision of this Settlement Agreement or the Note be taken or held to be a waiver of the provision.

         16. Except as otherwise provided in Paragraph 6 of this Settlement Agreement, if any provision of this Settlement Agreement, or its application to any person, party or circumstance, is held invalid, the remainder of this Settlement Agreement and its application to all other persons, parties and circumstances shall not be affected adversely thereby unless the provision or provisions held invalid or inapplicable will, if not enforced, substantially impair the benefits and fairness of the remaining Settlement Agreement.

         17. This Settlement Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original. All such counterparts shall together constitute but one and the same instrument. The effective date of this Settlement Agreement shall not be altered or otherwise affected by the date upon which the Settlement Agreement is executed by one or more of the parties.

         18. Ocwen and the Landlords represent and warrant to BCC that (a) other than a loan from Manufacturers and Traders Trust Company ("M&T") to Ocwen (the "Mortgage Loan"), the Project Properties (as defined in the Term Loan Agreement) are not pledged for or otherwise encumbered by any lien or encumbrance securing any Indebtedness (as defined in the Term Loan Agreement) and (b) the Landlords have not incurred any Indebtedness, whether secured or unsecured. As of the Effective Date, the Mortgage Loan will not be secured by the Project Properties (or any personal property contained therein) but instead will be secured by (among other collateral) an assignment of the Mortgages (as defined in the Term Loan Agreement), the other Loan Documents, and certain other documents executed in connection with the Loan (as defined in the Term Loan Agreement) transaction and the transactions contemplated by the Purchase Documents.

         IN WITNESS WHEREOF, the parties have hereunto set their hands.

BCC:

BALANCED CARE CORPORATION


By:   /s/   Robin L. Barber
Print Name: Robin L. Barber
Title:      Senior Vice President and Legal Counsel &
            Assistant Secretary


COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by Robin L. Barber, the Senior Vice President, Legal Counsel and Assistant Secretary and a duly authorized representative for Balanced Care Corporation, this 9th day of April, 2002.

                                           /s/Barbara E. Davis
                                           Notary Public
                                           My Commission Expires:8-20-02

OCWEN:

OCWEN FINANCIAL CORPORATION


By:   /s/   William B. Shepro
Print Name: William B. Shepro
Title:      Sr. Vice President

STATE OF FLORIDA           )
                           )  SS
COUNTY OF PALM BEACH       )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by William B. Shepro, the Sr. Vice President, a duly authorized representative for Ocwen Financial Corporation, this 4th day of April, 2002.

                                           /s/Jerry Daniel Payton
                                           Notary Public
                                           My Commission Expires: 11/16/03

LANDLORDS:

MEDINA ALF, INC.


By:   /s/   William B. Shepro
Print Name: William B. Shepro
Title:      Sr. Vice President

STATE OF FLORIDA           )
                           )  SS
COUNTY OF PALM BEACH       )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by William B. Shepro, the Sr. Vice President, a duly authorized representative for Medina ALF, Inc., this 4th day of April, 2002.


                                           /s/Jerry Daniel Payton
                                           Notary Public
                                           My Commission Expires:11/16/03

CENTERVILLE ALF, INC.


By:   /s/   William B. Shepro
Print Name: William B. Shepro
Title:      Sr. Vice President

STATE OF FLORIDA           )
                           )  SS
COUNTY OF PALM BEACH       )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by William B. Shepro, the Sr. Vice President, a duly authorized representative for Centerville ALF, Inc., this day of April, 2002.



                                           /s/Jerry Daniel Payton
                                           Notary Public
                                           My Commission Expires:11/16/03




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
SHIPPENSBURG ALF, INC.


By:   /s/   William B. Shepro
Print Name: William B. Shepro
Title:      Sr. Vice President

STATE OF FLORIDA           )
                           )  SS
COUNTY OF PALM BEACH       )


         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by William B. Shepro, the Sr. Vice President, a duly authorized representative for Medina ALF, Inc., this 4th day of April, 2002.


                                           /s/Jerry Daniel Payton
                                           Notary Public
                                           My Commission Expires:11/16/03




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
TENANTS:

SENIOR CARE OPERATORS OF OHIO, LLC

By:      Balanced Care at Medina, Inc., its Manager

By:   /s/   Robin L. Barber
Print Name: Robin L. Barber
Title:      Vice President and Secretary

COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by Robin L. Barber, the Vice President and Secretary of Balanced Care at Medina, Inc., the acting manager of Senior Care Operators of Ohio, LLC, a Delaware limited liability company, on behalf of Senior Care Operators of Ohio, LLC, this 9th day of April, 2002.

                                           /s/Barbara E. Davis
                                           Notary Public
                                           My Commission Expires: 8/20/02




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
SENIOR CARE OPERATORS OF CENTERVILLE, LLC

By:      Balanced Care at Centerville, Inc., its Manager

By:   /s/   Robin L. Barber
Print Name: Robin L. Barber
Title:      Vice President and Secretary

COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by Robin L. Barber, the Vice President and Secretary of Balanced Care at Centerville, Inc., the acting manager of Senior Care Operators of Centerville, LLC, a Delaware limited liability company, on behalf of Senior Care Operators of Centerville, LLC, this 9th day of April, 2002.

                                           /s/Barbara E. Davis
                                           Notary Public
                                           My Commission Expires:8-20-02

SENIOR CARE OPERATORS OF SHIPPENSBURG, LLC

By:      Balanced Care at Shippensburg, Inc.,
         its Manager


By:   /s/   Robin L. Barber
Print Name: Robin L. Barber
Title:      Vice President and Secretary

COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         SWORN TO AND SUBSCRIBED before me, a Notary Public in and for said County and State, by Robin L. Barber, the Vice President and Secretary of Balanced Care at Shippensburg, Inc., the acting manager of Senior Care Operators of Shippensburg, LLC, a Delaware limited liability company, on behalf of Senior Care Operators of Shippensburg, LLC, this 9th day of April, 2002.

                                           /s/Barbara E. Davis
                                           Notary Public
                                           My Commission Expires: 8-20-02




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